PREMIER VALLEY BANK

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	Jun 30, 2015	Dec 31, 2014	Jun 30, 2014
ASSETS			
Cash and due from banks	$ 10,707	$ 11,793	$ 16,235
Federal funds sold and deposits in banks	16,091	175	8,303
Total cash and cash equivalents	26,798	11,968	24,538
Investment securities	177,622	212,758	179,434
Loans, less allowance for loan losses	409,057	382,923	348,950
Premises and equipment	3,193	3,348	3,549
Intangible assets	14,053	14,053	14,248
Other assets	24,651	25,231	23,654
	$655,374	$650,281	$594,373
LIABILITIES AND SHAREHOLDERS' EQUITY			
Deposits			
Noninterest bearing	$210,799	$199,904	$187,091
Interest bearing	362,346	337,322	328,690
Total deposits	573,145	537,226	515,781
Borrowings	-	27,920	-
Other liabilities	10,538	15,667	10,742
Total liabilities	583,683	580,813	526,523
Common stock	50,963	50,586	51,588
Retained earnings	20,782	18,460	16,806
Other comprehensive income (loss), net	(54)	422	(544)
Total shareholders' equity	71,691	69,468	67,850
	$655,374	$650,281	$594,373

Relative Stock Performance

Total return 12/31/2009 through 7/20/2015



300
250
200
150
100
50
0
(50)
Dec '09
Dec '10
Dec '11
Dec '12
Dec '13
Dec '14
Premier Valley Bank
Western Banks
Select Central Valley Banks

PREMIER VALLEY BANK

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

(In thousands, except per share and ratio data)

	Three Months Ended				
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
STATEMENT OF INCOME DATA					
Net interest income	$ 5,454	$ 5,334	$ 5,105	$ 4,940	$ 4,950
(Reversal of) provision for loan losses	-	-	-	(500)	-
Noninterest income	982	1,322	889	905	970
Noninterest expenses	3,191	3,225	3,220	3,392	3,151
Income taxes	1,187	1,197	1,091	1,043	962
Net income	2,058	2,234	1,683	1,910	1,807
BALANCE SHEET DATA					
Total assets	$655,374	$647,487	$650,281	$618,564	$594,373
Loans, net	409,057	389,319	382,923	348,847	348,950
Investment securities	177,622	166,709	212,758	214,258	179,434
Intangible assets	14,053	14,053	14,053	14,248	14,248
Deposits	573,145	561,495	537,226	533,030	515,781
Shareholders' equity	71,691	71,189	69,468	67,831	67,850
SHARE DATA					
Earnings per share:					
Basic	$ 0.17	$ 0.18	$ 0.14	$ 0.16	$ 0.14
Diluted	$ 0.17	$ 0.18	$ 0.14	$ 0.16	$ 0.14
Book value per share	$ 5.83	$ 5.79	$ 5.65	$ 5.50	$ 5.46
Tangible book value per share	$ 4.68	$ 4.65	$ 4.51	$ 4.35	$ 4.31
Average shares outstanding	12,216	12,196	12,460	12,298	12,512
Shares outstanding end of period	12,304	12,293	12,298	12,299	12,432
SELECTED RATIOS					
Net interest margin	3.61%	3.72%	3.50%	3.50%	3.68%
Return on average assets	1.25%	1.44%	1.06%	1.24%	1.23%
Return on average equity	11.46%	12.74%	9.63%	11.14%	10.62%
Return on average tangible equity	14.24%	15.87%	11.87%	14.09%	13.42%
Efficiency ratio	50%	48%	47%	58%	53%
Loans to deposits	72%	72%	72%	66%	69%
Allowance for loan losses to total loans	1.02%	1.07%	1.08%	1.20%	1.33%
Nonperforming assets to total assets	1.52%	1.29%	1.29%	1.36%	1.42%
Net loan losses (recoveries) to average loans	0.00%	(0.01)%	(0.03)%	0.00%	(0.05)%
Equity to assets	10.94%	10.99%	10.68%	10.97%	11.42%

PREMIER VALLEY BANK

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(In thousands, except per share data)

	Three Months Ended				
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
INTEREST INCOME					
Loans	$4,551	$4,476	$4,032	$3,967	$4,073
Investment securities	873	930	1,171	1,070	946
Federal funds sold and deposits in banks	204	94	60	60	95
Total interest income	5,628	5,500	5,263	5,097	5,114
INTEREST EXPENSE					
Deposits	174	156	157	155	164
Borrowings	-	10	1	2	-
Total interest expense	174	166	158	157	164
Net interest income	5,454	5,334	5,105	4,940	4,950
(Reversal of) provision for loan losses	-	-	-	(500)	-
Net interest income after (reversal of) provision for loan losses	5,454	5,334	5,105	5,440	4,950
NONINTEREST INCOME					
Service charges	351	319	320	325	327
Other	631	1,003	569	580	643
Total noninterest income	982	1,322	889	905	970
NONINTEREST EXPENSES					
Salaries and employee benefits	1,866	1,925	2,087	2,022	1,781
Occupancy and equipment	370	350	359	342	347
Other	955	950	774	1,028	1,023
Total noninterest expenses	3,191	3,225	3,220	3,392	3,151
Income before income taxes	3,245	3,431	2,774	2,953	2,769
Income taxes	1,187	1,197	1,091	1,043	962
Net income	$2,058	$2,234	$1,683	$1,910	$1,807
Basic earnings per share	$ 0.17	$ 0.18	$ 0.14	$ 0.16	$ 0.14
Diluted earnings per share	$ 0.17	$ 0.18	$ 0.14	$ 0.16	$ 0.14

Net Income/Earnings Per Share

(In Thousands) (Diluted)



$2,500
2,000
1,500
1,000
500
$1,807
$0.14
$1,910
$0.16
$1,683
$0.14
$2,234
$0.18
$2,058
$0.17
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15

PREMIER VALLEY BANK

Dear Fellow Shareholders:

As you probably already know, Premier Valley Bank has signed an agreement to merge with Heartland Financial USA, Inc. (NASDAQ: HTLF). The Boards of Directors of both organizations have unanimously approved the merger; however, it remains subject to approvals by both company's regulatory authorities and by Premier Valley Bank shareholders, as well as the satisfaction of customary closing conditions. It is currently anticipated that we will obtain all necessary approvals and complete the transaction in the 4th quarter of 2015, with systems conversion to be completed during the 1st quarter of 2016. Under the terms of the agreement, we will remain a separately chartered California bank and simply become a wholly-owned subsidiary of Heartland, continuing to operate as Premier Valley Bank under the direction of our present management team. PVB shareholders will receive an aggregate of approximately $95 million ($7.73 per share), 30% of which will be in cash and 70% of which will be in shares of HTLF common stock.

Earnings for the second quarter of 2015 were $2.1 million, or $.17 per share, compared to $2.2 million, or $.18 per share, for the first quarter of 2015, and $1.8 million, or $.14 per share, for the second quarter of 2014. Earnings for the first half of 2015 were $4.3 million, or $.35 per share, up from $3.6 million, or $.28 per share, for the first half of 2014. At June 30, 2015, total assets stood at $655 million, compared to $650 million at December 31, 2014 and $594 million at June 30, 2014. As of the end of the second quarter of 2015, loans outstanding were $413 million, compared to $354 million at the end of the second quarter of 2014, and deposits totaled $573 million, compared to $516 million at June 30, 2014. Shareholders' equity at June 30, 2015 was approximately $72 million, representing a very strong capital ratio of approximately 11% of total assets.

Following four consecutive years of record profitability, our financial performance for the first half of 2015 is ahead of the previous record pace. Premier Valley Bank continues to maintain a strong balance sheet and healthy capital position, while reporting impressive operating ratios, all of which compare favorably to industry standards: Return on Average Assets - 1.34%; Return on Average Tangible Equity - 15.05%; and Efficiency Ratio - 49%. We are clearly very well-positioned as we look forward to our upcoming merger with Heartland Financial USA.

On June 12, 2015, a cash dividend of $.08 per share, then indicative of an annualized yield of approximately 4.5%, was distributed to shareholders of record on June 8, 2015. Effective May 22, 2015, the PVB Share Repurchase Plan terminated with 293,571 shares having been repurchased for a total of $1.78 million. No shares of PVLY stock are authorized for repurchase as of June 30, 2015.

You are invited to visit any of our convenient locations, review our website at www.premiervalleybank.com, or call anytime to discuss your banking needs. We greatly appreciate your continuing support.

J. Mike McGowan

J. Mike McGowan
President & Chief Executive Officer

PREMIER VALLEY BANK

Mission Statement

To be "THE" Business and Professional Bank in Central California and "THE" Community Bank Serving the Sierra by:

- Building Customer Relationships
- Supporting the Common Good of the Communities We Serve
- Promoting Employee Development and Ownership
- Enhancing Shareholder Value

Directors

Jerry E. Cook
Mateo F. De Soto, M.D.
Surinder P. Dhillon, M.D.
Linda F. East
Richard H. Lehman
Michael S. Mathiesen
J. Mike McGowan
Thomas G. Richards, Chairman
Joe Williams

Senior Officers

J. Mike McGowan, President & CEO
Michael W. Martinez, EVP/COO & CFO
David H. Wogan, EVP/CCO
Marvell French, SVP/Sales & Marketing
Steve E. Travers, SVP/Lending Services Manager
Dorothy Thomas, SVP/SBA Lending Manager

Stock Symbol PVLY - OTC Markets
For information on purchasing PVLY common stock, contact your broker or any of the following:

Crowell, Weedon & Co.
Troy K. Norlander
(800) 288-2811
tnorlander@crowellweedon.com

FIG Partners
Bradley Rinschler
(404) 601-7244
brinschler@figpartners.com

Hovde Group
Mike Hedrei
(201) 445-2462
(866) 971-0961
mhedrei@hovdegroup.com

Monroe Securities, Inc.
Steven Schroeder
(312) 327-2530
(800) 766-5560
sschroeder@monroesecurities.com

Raymond James & Associates
John Cavender
(415) 616-8935
(800) 222-8866
john.cavender@raymondjames.com

Stifel, Nicolaus & Company, Inc.
Thomas A. Weil
(559) 437-4070
(877) 816-9089
weilt@stifel.com

PREMIER VALLEY BANK
255 E. River Park Circle, Ste. 180, Fresno, CA 93720

2ND QTR 2015

SHAREHOLDER REPORT
JUNE 30, 2015

PREMIER VALLEY BANK

CORPORATE HEADQUARTERS AND
Fresno Branch
255 E. River Park Circle, Suite 180
Fresno, CA 93720
(559) 438-2002
(877) 438-2002
FAX (559) 432-0572
www.premiervalleybank.com

San Luis Obispo Loan Production Office
3211 Broad Street, Suite 109
San Luis Obispo, CA 93401
(805) 250-2845

YOSEMITE DIVISION

Groveland Branch
P.O. Box 610, 18580 Main Street
Groveland, CA 95321
(209) 962-7853

Mariposa Branch
P.O. Box 1267, 5171 Hwy. 49 N
Mariposa, CA 95338
(209) 966-5444

Oakhurst Branch
P.O. Box 2060, 40061 Hwy. 49
Oakhurst, CA 93644
(559) 683-6442

24-Hour Telephone Banking: (559) 438-2003
(877) 438-2003

Member FDIC